UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2018

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 12, 2018, the Board of Directors of Vertex Energy, Inc. (the “Company”) approved the grant of certain incentive stock options to purchase shares of the Company’s common stock to twelve officers and/or employees of the Company, in consideration for services rendered, including Benjamin P. Cowart, the President and Chief Executive Officer of the Company (options to purchase 166,000 shares); Chris Carlson, the Chief Financial Officer and Secretary of the Company (options to purchase 108,000 shares); and John Strickland, the Chief Operating Officer of the Company (options to purchase 117,000 shares)(collectively, the “Options”).

The Options were granted under the Company’s Amended and Restated 2013 Stock Incentive Plan (the “Plan”) and the Options (other than Mr. Cowart’s Options) had a term of ten years; provided that Mr. Cowart’s Options had a term of five years, subject in all cases to the terms and conditions of the Plan and the award agreements, and each officer and employee’s continued service with the Company.  The Options vest to each individual at the rate of 1/4th of such Options per year on each of April 12, 2019, 2020, 2021 and 2022.  The Options (other than Mr. Cowart’s) had an exercise price of $1.14 per share, the mean between the highest and lowest quoted selling prices of the Company’s common stock on the NASDAQ Capital market on the last trading day prior to the effective date of the grant of the Options (the “Market Price”); provided that Mr. Cowart’s Options had an exercise price of $1.26 per share, representing 110% of the Market Price.

The description of the Options above is qualified in its entirety by the terms of the Option Agreements evidencing each grant, a form of which is incorporated by reference herein as Exhibit 10.2, and the terms of which are incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1

Amended and Restated 2013 Stock Incentive Plan (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 21, 2015, and incorporated by reference herein)(File Number 001-11476)

10.2

Form of 2013 Stock Incentive Plan Stock Option Agreement (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 30, 2013, and incorporated by reference herein)(File Number 001-11476)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: April 13, 2018	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amended and Restated 2013 Stock Incentive Plan (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 21, 2015, and incorporated by reference herein)(File Number 001-11476)

10.2

Form of 2013 Stock Incentive Plan Stock Option Agreement (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 30, 2013, and incorporated by reference herein)(File Number 001-11476)